Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO EXCHANGE AGREEMENT

This AMENDMENT TO EXCHANGE AGREEMENT (this “Amendment”), dated as of December 9, 2022, is made by and between the Mohegan Tribal Gaming Authority (the “Authority”) and the investment advisor listed on the signature page hereto (the “Investor”), on behalf of itself and the Exchanging Parties. All capitalized terms used but not defined herein shall have the meanings specified in the Exchange Agreement (as defined below).

RECITALS

WHEREAS, the Authority and the Investor are parties to that certain Exchange Agreement by and among the Authority, the Investor and certain funds listed on Schedule I thereto managed by the Investor, dated as of November 29, 2022 (the “Exchange Agreement”);

WHEREAS, Section 16(c) of the Exchange Agreement provides that the Exchange Agreement may be modified, amended or supplemented by an instrument in writing signed by the Authority and the Investor (on behalf of itself and the Exchanging Parties); and

WHEREAS, in accordance with Section 16(c) of the Exchange Agreement, the Authority and the Investor (on behalf of itself and the Exchanging Parties) each desire to amend certain terms of the Exchange Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Authority and the Investor (on behalf of itself and the Exchanging Parties) each hereby agree as follows:

SECTION 1. Amendments to the Exchange Agreement.

a)	The first paragraph of the preamble is hereby amended by deleting “$476,842,000” and replacing it with “$477,342,000.”

b)	Section 2(d)(ii) is hereby amended and restated as follows:

“The Parties shall use reasonable best efforts to ensure that (A) the initial settlement date for the Exchange will occur on December 9, 2022 (the “Initial Settlement Date”), (B) the balance of the Initial Exchange (as defined below) is settled on December 14, 2022 (the “Second Settlement Date”), and (C) in any event, the Exchange is consummated in one or more settlements with respect to a minimum of an aggregate of $410 million in principal amount of Relevant Old Notes, by no later than December 21, 2022 (collectively, the “Initial Exchange”; and the Relevant Old Notes exchanged in the Initial Exchange, the “Initial Exchange Notes”).”

c)	Section 6(d) is amended and restated as follows:

“[Reserved]”

d)	Schedule I is hereby amended and restated in the form set forth on Schedule I to this Amendment.

e)	The second bullet point on Schedule II is hereby amended and restated as set forth on Schedule II to this Amendment.

SECTION 2. Effectiveness of Amendment. Upon the execution and delivery hereof, the Exchange Agreement shall be deemed to be amended and/or restated as hereinabove set forth as fully and with the same effect as if the amendments and/or restatements made hereby were originally set forth in the Exchange Agreement, and this Amendment and the Exchange Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments and/or restatements shall not operate so as to render invalid or improper any action heretofore taken under the Exchange Agreement.

SECTION 3. No Further Amendment; Counterparts; Miscellaneous. Except as and to the extent specifically modified by this Amendment, the Exchange Agreement shall remain unmodified and in full force and effect. This Agreement may be executed by facsimile, e-mail or other electronic means and in one or more counterparts, all of which shall be considered one and the same agreement. The terms of Section 16 of the Exchange Agreement shall apply to this Amendment, mutatis mutandis, as applicable.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

MOHEGAN TRIBAL GAMING AUTHORITY

By:	/s/ Raymond Pineault
Name: Raymond Pineault
Title: Chief Executive Officer

CHATHAM ASSET MANAGEMENT, LLC on behalf of itself and on behalf of the Exchanging Parties

By:	/s/ Anthony R. Melchiorre
Name: Anthony R. Melchiorre
Title: Managing Member

[Signature Page to Amendment No. 1 to Exchange Agreement]